SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 1999

                          POINTE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

             FLORIDA                     0-24433                 65-0451402
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
         incorporation)                                     Identification No.)


         21845 Powerline Road
            Boca Raton, FL                                        33433
  Address of principal executive Offices                        (Zip Code)


        Registrant's telephone number, including area code: (561)368-6300

                                (NOT APPLICABLE)
          (Former name of former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

On October 15, 1999, the Board of Directors of Pointe Financial Corporation declared a dividend of $0.05 per share on its common stock for the quarter ended September 30, 1999, and allocated an additional $1,000,000 to the stock repurchase program originally approved on May 4, 1999. The press release concerning these events is attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      The following exhibits are filed with this report:

                  99.1 Press Release, dated October 19, 1999, issued by Pointe Financial Corporation.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          POINTE FINANCIAL CORPORATION

                           By: /s/ Bradley R. Meredith
                           ---------------------------
                               Bradley R. Meredith
                               Chief Financial Officer
                               (Principal Financial and Accounting Officer)

Dated:     October 19, 1999








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                                  EXHIBIT INDEX






EXHIBIT           DESCRIPTION

99.1                       Press Release, dated October 19, 1999
                           Pointe Financial Corporation